SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 24, 2002

GEORGIA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

GEORGIA	1-3506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Item 5.             Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on January 24, 2002 which press release is hereby incorporated herein by this reference.

Item 7.            Financial Statements, Pro Forma Financial Information
                           and Exhibits.
(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation on January 24, 2002 regarding Fourth Quarter, Full Year 2001 Results and Updates Asbestos Liability Details Based on Third-Party Analyses.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:   January 24, 2002

GEORGIA-PACIFIC CORPORATION
By: /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

GEORGIA-PACIFIC CORPORATION

Exhibit Index to Form 8-K

Exhibit No. Sequentially Numbered Description
99.1	Press release issued by Georgia-Pacific Corporation on January 24, 2002 regarding Fourth Quarter, Full Year 2001 Results and Updates Asbestos Liability Details Based on Third-Party Analyses.